[LOGO] Merrill Lynch Investment Managers

Semi-Annual Report
September 30, 2002

CMA Connecticut
Municipal Money Fund

www.mlim.ml.com

TO OUR SHAREHOLDERS:

For the six months ended September 30, 2002, CMA Connecticut Municipal Money Fund paid shareholders a net annualized yield of .76%.* As of September 30, 2002, the Fund's 7-day yield was .88%.

Economic Environment

Since our last report to shareholders, U.S. financial markets were dominated by the news of corporate scandal, weaker domestic economic growth and the increasing possibility of a military confrontation with Iraq. U.S. Treasury securities thrived in this environment, especially in the two-year--10-year range, with the yields on two-year and five-year notes falling by approximately two percentage points, while the yield on 10-year notes fell by 1.7 percentage points. Conversely, equity markets suffered significant losses with the Dow Jones Industrial Average, NASDAQ Composite Index and Standard & Poor's 500 Index all losing more than a quarter of their value since March 31, 2002. The only bright spots in the economy remained vehicle sales and housing as 0% financing auto loans and historically low mortgage rates continued to fuel growth in these two sectors. The Federal Reserve Board left short-term interest rates unchanged during the six-month period ended September 30, 2002, with the target Federal Funds rate ending the period where it began at 1.75%. The Federal Reserve Board's stated bias during the first half of the period was "neutral," but as the period progressed and economic indicators softened, the bias shifted to "conditions favoring weakness" at the August 2002 meeting. This shift, which was maintained at the September 2002 meeting, may be a precursor to further interest rate cuts in the upcoming months should conditions fail to improve.

Specific to Connecticut, the state's economy remained sluggish during the period as employers continued to shed manufacturing jobs because of soft demand. The state's financial picture continued to worsen with a widening budget deficit forcing the legislature to implement several one-time measures to balance the current budget. Despite the recent downturn, ratings agencies continue to cite the state's above-average income levels and conservative fiscal policies as positives moving forward, and Connecticut's current long-term debt rating remains strong in the AA range.

Investment Strategy

During the six-month period ended September 30, 2002, we pursued a neutral investment strategy, maintaining the Fund's average portfolio maturity primarily in the 35-day--45-day range. One area of the portfolio that experienced a significant change was the fixed coupon sector. During the period, we increased our holdings in municipal notes from 13% to 20% of assets. The largest note purchase during the period was for the Commonwealth of Puerto Rico tax and revenue

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

anticipation notes. This issue provided the Fund with solid credit quality, increased asset diversification and a yield approximately 10 basis points (.10%) higher than a comparable Connecticut fixed coupon note. Finally, the Fund's portfolio strategy and asset allocation during the six-month period ended September 30, 2002 provided shareholders with a well-diversified portfolio of high credit quality securities, a stable net asset value and a competitive return when compared to similar investment alternatives.

Looking ahead, we expect that the strength of economic data released through year end will significantly influence the overall direction of interest rates in the upcoming months. Further softness in key indicators may convince the Federal Reserve Board that additional interest rate cuts are necessary to spur growth. Finally, we believe the Fund remains well positioned should market conditions present attractive opportunities to appropriately extend the average portfolio maturity.

In Conclusion

We thank you for your continued support of the CMA Connecticut Municipal Money Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Steven T. Lewis

Steven T. Lewis
Vice President and Portfolio Manager

October 29, 2002

CMA CONNECTICUT MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2002                  (IN THOUSANDS)

                              Face
State                        Amount                                      Issue                                               Value
-----------------------------------------------------------------------------------------------------------------------------------
Connecticut--               $11,152       Bethel, Connecticut, GO, BAN, 2.25% due 11/05/2002 ...........................  $  11,162
95.4%                         2,865       Bridgeport, Connecticut, GO, Refunding, Series II-R-182, 1.63%
                                          due 8/15/2016 (b) ............................................................      2,865
                              5,000       Cheshire, Connecticut, GO, BAN, 2.25% due 12/16/2002 .........................      5,007
                              3,100       Connecticut Development Authority, Airport Facility Revenue Bonds
                                          (LearJet Inc. Project), VRDN, AMT, 1.75% due 4/01/2026 (d) ...................      3,100
                                          Connecticut HFA (Yale University), CP:
                             13,500            Series S, 1.25% due 10/09/2002 ..........................................     13,500
                             26,765            Series S-2, 1.25% due 10/08/2002 ........................................     26,765
                             10,815       Connecticut State Airport Revenue Bonds, FLOATS, Series A-60,
                                          1.60% due 10/01/2004 (b)(d) ..................................................     10,815
                             19,000       Connecticut State Development Authority, Health Care Revenue Refunding
                                          Bonds (Independent Living Project), VRDN, 1.70% due 7/01/2015 (d) ............     19,000
                                          Connecticut State Development Authority, IDR, VRDN (d):
                              2,475            (Connecticut Spring and Stamping Corp.), AMT, 1.70% due 9/01/2008 .......      2,475
                              2,530            (Reflexite Corporation Project), Series A, 1.70% due 8/01/2013 ..........      2,530
                              2,620            (Reflexite Corporation Project), Series B, 1.70% due 8/01/2013 ..........      2,620
                              6,700            (Wyre Wynd Corporation Project), AMT, 1.65% due 12/01/2008 ..............      6,700
                             19,200       Connecticut State Development Authority, PCR (Connecticut Light and Power
                                          Company Project), VRDN, AMT, Series A, 1.75% due 5/01/2031 (a)(d) ............     19,200
                             10,300       Connecticut State Development Authority Revenue Bonds (Solid Waste
                                          Project--Rand-Whitney Container Board), VRDN, AMT,
                                          1.70% due 8/01/2023 (d) ......................................................     10,300
                              3,625       Connecticut State, GO, Refunding, FLOATS, Series 515,
                                          5.50% due 12/15/2013 (d) .....................................................      3,625
                              7,300       Connecticut State, HFA, M/F Housing Revenue Bonds (Elm Haven), VRDN,
                                          AMT, Series A, 1.70% due 12/01/2017 (d) ......................................      7,300
                                          Connecticut State, HFA, Revenue Bonds (Housing Mortgage
                                          Finance Program), VRDN (d):
                             21,700            AMT, Series D-3, 1.65% due 5/15/2033 (a) ................................     21,700
                             12,035            Series D, 1.75% due 11/15/2024 ..........................................     12,035

Portfolio Abbreviations for CMA Connecticut Municipal Money Fund

AMT       Alternative Minimum Tax (subject to)
BAN       Bond Anticipation Notes
CP        Commercial Paper
FLOATS    Floating Rate Securities
GO        General Obligation Bonds
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDR       Industrial Development Revenue Bonds
M/F       Multi-Family
MSTR      Municipal Securities Trust Receipts
PCR       Pollution Control Revenue Bonds
TAN       Tax Anticipation Notes
TRAN      Tax Revenue Anticipation Notes
VRDN      Variable Rate Demand Notes

CMA CONNECTICUT MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2002 (CONTINUED)      (IN THOUSANDS)

                              Face
State                        Amount                                      Issue                                               Value
-----------------------------------------------------------------------------------------------------------------------------------
Connecticut                               Connecticut State Health and Educational Facilities Authority
(continued)                               Revenue Bonds, VRDN (d):
                            $ 1,905            (Charlotte Hungerford), Series C, 1.60% due 7/01/2013 ...................  $   1,905
                              5,300            (Greater Hartford YMCA), Series A, 1.65% due 7/01/2032 (a) ..............      5,300
                             11,675            (Hartford Hospital), Series B, 1.60% due 7/01/2030 ......................     11,675
                              6,000            (Health Care Capital Asset), Series A-1, 1.60% due 7/01/2031 ............      6,000
                              2,020            (Marvelwood School Issue), Series A, 1.55% due 7/01/2030 ................      2,020
                              6,060            (Middlesex Hospital), Series J, 1.55% due 7/01/2026 .....................      6,060
                             17,000            (Quinnipiac University), Series F, 1.90% due 7/01/2031 (f) ..............     17,000
                              7,100            (Rectory School), Series A, 1.70% due 7/01/2030 .........................      7,100
                              3,565            (United Methodist Home), Series A, 1.55% due 7/01/2031 ..................      3,565
                             17,300            (Yale University), Series T-1, 1.95% due 7/01/2029 ......................     17,300
                                          Connecticut State Health and Educational Facilities Authority, Revenue
                                          Refunding Bonds, VRDN (d):
                             26,500            (Ascension Health Credit), Series B, 1.70% due 11/15/2029 ...............     26,500
                              2,300            (Kent School Corporation), Series C, 1.60% due 7/01/2030 (e) ............      2,300
                             15,000       Connecticut State, IDA (New England Power), CP, 1.30% due 11/01/2002 .........     15,000
                             28,245       Connecticut State Revenue Bonds, VRDN, Series A, 1.65% due 2/15/2021 (d) .....     28,245
                                          Connecticut State Special Tax Obligation Revenue Bonds:
                              7,320            5.50% due 10/01/2002 (b) ................................................      7,321
                             29,315            Transportation Infrastructure, VRDN, Second Lien, Series 1,
                                               1.80% due 12/01/2010 (d) ................................................     29,315
                              4,000       Connecticut State Special Tax, Obligation Revenue Refunding Bonds,
                                          FLOATS, Series 545, 1.63% due 10/01/2014 (b)(d) ..............................      4,000
                              2,479       Derby, Connecticut, GO, BAN, 1.75% due 12/12/2002 ............................      2,481
                                800       Eastern Connecticut, State Regional Educational Service Center Revenue
                                          Bonds, BAN, 2.30% due 12/18/2002 .............................................        801
                              4,180       Ellington, Connecticut, GO, BAN, 1.90% due 11/15/2002 ........................      4,183
                             20,145       Hartford, Connecticut, Redevelopment Agency, M/F Mortgage
                                          Revenue Refunding Bonds (Underwood Tower Project), VRDN,
                                          1.60% due 6/01/2020 (c)(d) ...................................................     20,145
                              2,700       Milford, Connecticut, GO, BAN, 2.50% due 11/07/2002 ..........................      2,703
                              7,715       New Britain, Connecticut, GO, BAN, Refunding, 2.875% due 4/11/2003 ...........      7,740
                                          New Britain, Connecticut, GO, VRDN (a)(d):
                              4,995            1.65% due 4/01/2013 .....................................................      4,995
                              7,510            Series B, 1.60% due 4/01/2020 ...........................................      7,510
                              4,000       New Canaan, Connecticut, Housing Authority Revenue Bonds
                                          (Village at Waveny Care Center), VRDN, 1.60% due 1/01/2022 (d) ...............      4,000
                              9,090       North Canaan, Connecticut, Housing Authority Revenue Bonds
                                          (Geer Woods Project), VRDN, 1.55% due 8/01/2031 (d) ..........................      9,090
                              4,000       Orange, Connecticut, GO, TAN, 1.50% due 10/22/2002 ...........................      4,001

CMA CONNECTICUT MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2002 (CONCLUDED)      (IN THOUSANDS)

                              Face
State                        Amount                                      Issue                                               Value
-----------------------------------------------------------------------------------------------------------------------------------
Connecticut                 $ 6,812       Regional School District Number 007, Connecticut, GO, BAN,
(concluded)                               2% due 1/30/2003 .............................................................  $   6,827
                              8,000       Regional School District Number 008, Connecticut, GO, BAN,
                                          2.75% due 5/02/2003 ..........................................................      8,040
                             13,600       Regional School District Number 009, Connecticut, GO, BAN,
                                          2.50% due 5/20/2003 ..........................................................     13,670
                             16,000       Stamford, Connecticut, GO, BAN, 2.25% due 1/15/2003 ..........................     16,030
                                          West Haven, Connecticut, GO:
                                800            5% due 2/01/2003 (b) ....................................................        810
                             10,890            BAN, 2% due 1/30/2003 ...................................................     10,905
-----------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--                12,500       Puerto Rico Commonwealth, TRAN, 2.50% due 7/30/2003 ..........................     12,604
6.7%                          5,000       Puerto Rico Electric Power Authority, Power Revenue Bonds, MSTR, VRDN,
                                          Series SGA-43, 1.65% due 7/01/2022 (d) .......................................      5,000
                             17,000       Puerto Rico Public Finance Corporation, FLOATS, Series 705D,
                                          1.68% due 8/01/2027 (a)(d) ...................................................     17,000
-----------------------------------------------------------------------------------------------------------------------------------
                                          Total Investments (Cost--$529,840*)--102.1% ..................................    529,840
                                          Liabilities in Excess of Other Assets--(2.1%) ................................    (10,755)
                                                                                                                          ---------
                                          Net Assets--100.0% ...........................................................  $ 519,085
                                                                                                                          =========
===================================================================================================================================

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2002.
(e)   MBIA Insured.
(f)   Radian Insured.
  *   Cost for Federal income tax purposes.

See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2002

Assets:
Investments, at value (identified cost--$529,840,151).........................                     $  529,840,151
Cash..........................................................................                             23,754
Interest receivable...........................................................                          1,734,767
Prepaid registration fees and other assets....................................                            476,748
                                                                                                   --------------
Total assets..................................................................                        532,075,420
                                                                                                   --------------
Liabilities:
Payables:
  Securities purchased........................................................  $    12,603,875
  Investment adviser..........................................................          223,269
  Distributor.................................................................          134,084        12,961,228
                                                                                ---------------
Accrued expenses .............................................................                             28,947
                                                                                                   --------------
Total liabilities.............................................................                         12,990,175
                                                                                                   --------------
Net Assets....................................................................                     $  519,085,245
                                                                                                   ==============
Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of
shares authorized.............................................................                     $   51,921,399
Paid-in capital in excess of par..............................................                        467,218,254
Accumulated realized capital losses--net......................................                            (54,408)
                                                                                                   --------------
Net Assets--Equivalent to $1.00 per share based on 519,213,987 shares of
beneficial interest outstanding...............................................                     $  519,085,245
                                                                                                   ==============

See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002

Investment Income:
Interest and amortization of premium and discount earned...................................                      $    4,120,009

Expenses:
Investment advisory fees...................................................................  $     1,409,000
Distribution fees..........................................................................          356,585
Accounting services........................................................................           60,647
Professional fees..........................................................................           29,492
Transfer agent fees........................................................................           24,392
Printing and shareholder reports...........................................................           11,808
Custodian fees.............................................................................           10,336
Registration fees..........................................................................           10,210
Pricing fees...............................................................................            2,947
Trustees' fees and expenses................................................................            2,778
Other......................................................................................            7,131
                                                                                             ---------------
Total expenses.............................................................................                           1,925,326
                                                                                                                 --------------
Investment income--net.....................................................................                           2,194,683
Realized Gain on Investments--Net..........................................................                               5,109
                                                                                                                 --------------
Net Increase in Net Assets Resulting from Operations.......................................                      $    2,199,792
                                                                                                                 ==============

See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  For the Six          For the
                                                                                 Months Ended        Year Ended
                                                                                 September 30,        March 31,
Increase (Decrease) in Net Assets:                                                   2002               2002
-----------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net........................................................  $     2,194,683    $    9,213,493
Realized gain on investments--net.............................................            5,109            39,912
                                                                                ---------------    --------------
Net increase in net assets resulting from operations..........................        2,199,792         9,253,405
                                                                                ---------------    --------------
Dividends to Shareholders:
Dividends to shareholders from investment income--net.........................       (2,194,683)       (9,213,493)
                                                                                ---------------    --------------
Beneficial Interest Transactions:
Net proceeds from sale of shares..............................................      913,443,006     1,923,866,252
Value of shares issued to shareholders in reinvestment of dividends...........        2,194,462         9,213,872
                                                                                ---------------    --------------
                                                                                    915,637,468     1,933,080,124
Cost of shares redeemed.......................................................   (1,028,332,923)   (1,945,704,711)
                                                                                ---------------    --------------
Net decrease in net assets derived from beneficial interest transactions......     (112,695,455)      (12,624,587)
                                                                                ---------------    --------------
Net Assets:
Total decrease in net assets..................................................     (112,690,346)      (12,584,675)
Beginning of period...........................................................      631,775,591       644,360,266
                                                                                ---------------    --------------
End of period.................................................................  $   519,085,245    $  631,775,591
                                                                                ===============    ==============

See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived     For the Six
from information provided in the financial statements.       Months Ended                  For the Year Ended March 31,
                                                             September 30,     ----------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2002            2002          2001           2000          1999
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period ......................   $      1.00      $    1.00     $    1.00      $    1.00     $    1.00
                                                              -----------      ---------     ---------      ---------     ---------
Investment income--net ....................................            --+           .02           .03            .03           .03
Realized gain (loss) on investments--net ..................            --+            --+           --+            --+           --+
                                                              -----------      ---------     ---------      ---------     ---------
Total from investment operations ..........................            --            .02           .03            .03           .03
                                                              -----------      ---------     ---------      ---------     ---------
Less dividends from investment income--net ................            --+          (.02)         (.03)          (.03)         (.03)
                                                              -----------      ---------     ---------      ---------     ---------
Net asset value, end of period ............................   $      1.00      $    1.00     $    1.00      $    1.00     $    1.00
                                                              ===========      =========     =========      =========     =========
Total Investment Return ...................................          .76%*         1.49%         3.21%          2.66%         2.62%
                                                              ===========      =========     =========      =========     =========
Ratios to Average Net Assets:
Expenses ..................................................          .67%*          .67%          .67%           .67%          .70%
                                                              ===========      =========     =========      =========     =========
Investment income--net ....................................          .77%*         1.50%         3.16%          2.63%         2.58%
                                                              ===========      =========     =========      =========     =========
Supplemental Data:
Net assets, end of period (in thousands) ..................   $   519,085      $ 631,776     $ 644,360      $ 623,491     $ 481,633
                                                              ===========      =========     =========      =========     =========

*     Annualized.
+     Amount is less than $.01 per share.

See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

CMA Connecticut Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the demand notice payment period. In the case of a floating rate instrument, the remaining maturity is the next coupon date on which the interest rate is to be adjusted.

(b) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders -- The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Expenses -- Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain

CMA CONNECTICUT MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended September 30, 2002, the Fund reimbursed FAM $6,031 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:

At March 31, 2002, the Fund had a net capital loss carryforward of approximately $60,000, of which $39,000 expires in 2006 and $21,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

CMA CONNECTICUT MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES

Terry K. Glenn -- President and Trustee
Ronald W. Forbes -- Trustee
Cynthia A. Montgomery -- Trustee
Charles C. Reilly -- Trustee
Kevin A. Ryan -- Trustee
Roscoe S. Suddarth -- Trustee
Richard R. West -- Trustee
Edward D. Zinbarg -- Trustee
Kenneth A. Jacob -- Senior Vice President
John M. Loffredo -- Senior Vice President
Steven T. Lewis -- Vice President
Donald C. Burke -- Vice President and Treasurer
Phillip S. Gillespie -- Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210*

*     For inquiries regarding your CMA account, call 800-CMA-INFO
      (800-262-4636).

[LOGO] Merrill Lynch Investment Managers

                                                              [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CMA Connecticut Municipal Money Fund
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper             #16055--9/02